                         SECOND RESTATED AND AMENDED MERGER AGREEMENT AND PLAN OF REORGANIZATION, dated October __, 1996, among ADVANCED RADIO TELECOM CORP. (formerly known as ADVANCED RADIO TECHNOLOGY, LTD.), a Delaware corporation ("TELECOM"), ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation ("ART") and ART MERGER CORPORATION, a Delaware corporation ("Merger Sub").


     TELECOM and ART entered into a Restated and Amended Merger Agreement and Plan of Reorganization, dated June 26, 1996 (the "Old Merger Agreement") and have determined to further amend and restate the Old Merger Agreement and revise the merger and plan of reorganization contemplated therein. ART has formed a wholly owned subsidiary, Merger Sub, which has and will not carry out any business and which has and will not take any action other than entering into this Agreement. The parties agree that the Old Merger Agreement is amended and restated in its entirety by this Agreement.

     Simultaneously with the Merger, ART intends to effect a one for 2.75 reverse stock split of the ART Common Stock.

     The respective Boards of Directors of TELECOM, ART and Merger Sub deem it advisable and in the best interests of such corporations and their respective stockholders that Merger Sub be merged with and into TELECOM on the terms and conditions set forth in this Agreement.

     Accordingly, the parties further agree as follows:

     DEFINITIONS. As used in this Agreement and in any amendments thereto, the following terms shall have the following meanings respectively:

          (a) (i) "Existing ART Common Stock" shall refer to the Common Stock, $0.001 par value per share, of ART [outstanding immediately prior to the Effective Time.

               (ii) "ART Common Stock" shall refer to the Common Stock, $0.001 par value per share, of ART outstanding or issuable on and after the Effective Time.

          (b) (i) "ART Series A Preferred Stock" shall refer to the Series A Preferred Stock, $0.001 par value per share, of ART;

               (ii) "ART Series B Preferred Stock" shall refer to the Series B Preferred Stock, $0.001 par value per share, of ART;

               (iii) "ART Series C Preferred Stock" shall refer to the Series C Preferred Stock, $0.001 par value per share, of ART;

               (iv) "ART Series D Preferred Stock" shall refer to the Series D Preferred Stock, $0.001 par value per share, of ART;

               (v) "ART Series E Preferred Stock" shall refer to the Series E Preferred Stock, $0.001 par value per share, of ART; and

               (vi) "ART Series F Preferred Stock" shall refer to the Series F Preferred Stock, $0.001 par value per share, of ART.

          (c) "ART Series A Redeemable Preferred Stock" shall refer to the Series A Redeemable Preferred Stock, $.001 par value per share, of ART.

          (d) "Closing" shall refer to the closing under this Agreement as described in Section 6.

          (e) "Effective Time" shall mean the date and time when the Merger becomes effective pursuant to the General Corporation Law of the State of Delaware ("GCL").

          (f) "Merger" shall refer to the merger of Merger Sub into and with TELECOM as provided in Section 1.

          (g) "TELECOM Common Stock" shall refer to the Common Stock, $0.001 par value per share, of TELECOM.

          (h) (i) "TELECOM Series A Preferred Stock" shall refer to the Series A Preferred Stock, $0.001 par value per share, of TELECOM;

               (ii) "TELECOM Series B Preferred Stock" shall refer to the Series B Preferred Stock, $0.001 par value per share, of TELECOM;

               (iii) "TELECOM Series C Preferred Stock" shall refer to the Series C Preferred Stock, $0.001 par value per share, of TELECOM;

               (iv) "TELECOM Series D Preferred Stock" shall refer to the Series D Preferred Stock, $0.001 par value per share, of TELECOM;

               (v) "TELECOM Series E Preferred Stock" shall refer to the Series E Preferred Stock, $0.001 par value per share, of TELECOM; and

               (vi) "TELECOM Series F Preferred Stock" shall refer to the Series F Preferred Stock, $0.001 par value per share, of TELECOM.

     1. THE MERGER. Merger Sub shall be merged into and with TELECOM upon the terms set forth in this Agreement in a transaction intended to qualify as a reorganization described in Section 36B(a)(1)(B) of the Internal Revenue Code.

     2. CERTIFICATE OF MERGER. After satisfaction or waiver of all conditions established herein to the obligations of the parties, TELECOM shall file with the Secretary of State of the State of Delaware a duly executed Certificate of Merger in the form of ANNEX I (the "Certificate of Merger"). The parties shall use their best efforts to cause such conditions to be fulfilled as soon as possible.

     3. EFFECT OF MERGER. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the GCL. At the Effective Time:

          (a) TELECOM shall be the surviving corporation in the Merger (in such capacity, the "Surviving Corporation");

          (b) the certificate of incorporation of the Surviving Corporation shall be as set forth on EXHIBIT A to ANNEX I hereto, so that as amended, in its entirety it shall be substantially identical to the Certificate of Incorporation of Merger Sub as restated and amended immediately prior to the Effective Time;

          (c) the Bylaws of the Surviving Corporation shall be as set forth on ANNEX II hereto, so that, as amended, in their entirety they shall be substantially identical to the Bylaws of Merger Sub, as amended immediately prior to the Effective Time;

          (d) the initial directors of the Surviving Corporation shall be those persons who immediately prior to the Effective Time were serving as the directors of Merger Sub to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their successors are duly elected or appointed;

          (e) the initial officers of the Surviving Corporation shall be those persons who immediately prior to the Effective Time were serving as the officers of Merger Sub until their successors are duly elected or appointed;

          (f) the corporate existence, franchises and rights of TELECOM, with its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger, and TELECOM shall succeed to and be fully vested insofar as permitted by law, with the corporate existence, identity and all rights, franchises, assets, liabilities and obligations of Merger Sub, all as set forth in and subject to Section 259 of the GCL;

          (g) the name of the Surviving Corporation shall be changed to "ART Licensing Corp."; and

          (h) the separate existence and corporate organization of Merger Sub shall cease.

     4. TREATMENT OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of any stockholder of ART, TELECOM, Merger Sub or their stockholders:

          (a) each share of Common Stock, $.01 par value per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of TELECOM Common Stock;

          (b) (i) each 2.75 issued shares of Existing ART Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Common Stock;

               (ii) no fractional shares of ART Common Stock will be issued as a result of the Merger; and in lieu of the issuance of fractional shares
     (A) each holder of TELECOM Common Stock or Existing ART Common Stock who otherwise would be entitled to receive a fractional share of ART Common Stock equal to or greater than 0.5 of a share of ART Common Stock shall receive one full share of ART Common Stock, and (B) each such holder who otherwise would be entitled to receive a fractional share of ART Common Stock representing less than 0.5 of a share of ART Common Stock shall be entitled to receive cash in lieu thereof computed based on a price per share of $16.50 and shall not be entitled to receive any share of ART Common Stock in respect thereto;

          (c) each 2.75 issued shares of TELECOM Common Stock (excluding any shares to be cancelled pursuant to section 4(f)) outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Common Stock;

          (d) (i) each issued share of TELECOM Series A Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Series A Preferred Stock;

               (ii) each issued share of TELECOM Series B Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Series B Preferred Stock;

               (iii) each issued share of TELECOM Series C Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Series C Preferred Stock;

               (iv) each issued share of TELECOM Series D Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Series D Preferred Stock;

               (v) each issued share of TELECOM Series E Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Series E Preferred Stock; and

               (vi) each issued share of TELECOM Series F Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of ART Series F Preferred Stock.

          (e) the sole outstanding share of ART Series A Redeemable Preferred Stock, held by TELECOM, shall be cancelled;

          (f) each outstanding option to purchase TELECOM Common Stock issued pursuant to TELECOM's Restated Equity Incentive Plan, shall be replaced by an option of similar tenor under ART's Equity Incentive Plan in accordance with the terms thereof;

          (g) no fractional shares of ART Common Stock will be issued as a result of the Merger, either at the Closing or at the time of issuance of certificates in the names of the TELECOM stockholders. In lieu of the issuance of fractional shares (A) each holder of TELECOM Common Stock who otherwise would be entitled to receive a fractional share of ART Common Stock equal to or greater than 0.5 of a share of ART Common Stock shall receive one full share of ART Common Stock, and (B) each such holder who otherwise would be entitled to receive a fractional share of ART Common Stock representing less than 0.5 of a share of ART Common Stock shall be entitled to receive cash in lieu thereof computed based on a price per share of $16.50 and shall not be entitled to receive any share of ART Common Stock in respect thereto; and

          (h) Each outstanding share of TELECOM Common Stock held in treasury of TELECOM or owned by ART immediately prior to Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

     5. FURTHER ASSURANCES. If at any time after the Effective Time, TELECOM shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in TELECOM the title to any property or right of TELECOM acquired or to be acquired by reason of or as a result of the Merger, the officers of Merger Sub in office immediately prior to the Effective Time shall in the name and on behalf of Merger Sub have and may exercise power and authority to execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to such property or rights in TELECOM and otherwise to carry out the purposes of this Agreement, and the proper officers and directors of TELECOM are hereby additionally authorized in the name of Merger Sub or otherwise to take any and all such action.

     6.   CLOSING AND EXCHANGE OF STOCK CERTIFICATES.

          (a) The Closing (provided that the Effective Time shall already have arrived) will take place at 10:00 A.M. New York time on the date of the Effective Time, or at such other time as the parties to this Agreement, acting through their Boards of Directors or the Executive Committees thereof, may mutually agree. The place of Closing will be at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, New York, New York or at such other place as may be mutually agreed upon by the parties.

          (b) As soon as practicable after the Effective Time, each holder of shares of TELECOM Common Stock and TELECOM Series A, B, C, D, E and F Preferred Stock outstanding immediately prior to the Effective Time (excluding shares to be cancelled pursuant to 4(g)) shall surrender the certificate or certificates representing such shares to ART and shall receive in exchange therefor a certificate or certificates representing the number of whole shares of ART Common Stock or ART Series A, B, C, D, E or F Preferred Stock, as the case may be, which such holders shall be entitled to receive as provided in Section 4. The certificate or certificates so surrendered shall be duly endorsed as ART may require. Subject to the following provisions of this Section 6(b), after the Effective Time each certificate which represented outstanding shares of TELECOM Common Stock or TELECOM Series A, B, C, D, E or F Preferred Stock prior to the Effective Time shall be deemed for all corporate purposes to evidence the ownership of the shares of ART Common Stock or ART Series A, B, C, D, E or F Preferred Stock provided in Section 4. No dividend or other distribution payable with respect to the ART Common Stock or ART Series A, B, C, D, E or F Preferred Stock shall be paid to any holder of any certificate representing shares of TELECOM Common Stock or TELECOM Series A, B, C, D, E or F Preferred Stock issued and outstanding immediately prior to the Effective Time until such holder surrenders such certificate for exchange as provided in this Section 6(b).

          (c) All shares of ART Common Stock for and into which shares of TELECOM Common Stock shall have been exchanged and converted pursuant to this Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such exchanged and converted shares. Except for such rights and except as provided in Section 6(b), the holder of certificate(s) representing shares of TELECOM Common Stock issued and outstanding immediately prior to the Effective Time shall have no rights with respect to such shares other than to surrender such certificate or certificates pursuant to Section 6(b).

          (d) All shares of ART Series A, B, C, D, E or F Preferred Stock for and into which shares of TELECOM Series A, B, C, D, E or F Preferred Stock shall have been exchanged and converted pursuant to this Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such exchanged and converted shares. Except for such rights and except as provided in Section 6(b), the holder of certificate(s) representing shares of TELECOM Series A, B, C, D, E or F Preferred Stock issued and outstanding immediately prior to the Effective Time shall have no rights with respect to such shares other than to surrender such certificate or certificates pursuant to Section 6(b).

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ART. ART represents, warrants and agrees as follows:

          (a) ART is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to carry on the business in which it is engaged, to own, lease, and operate its properties, to execute and deliver this Agreement and to perform its obligations under this Agreement;

          (b) The authorized capital stock of ART consists of 100,000,000 shares of Existing ART Common Stock, $.001 par value per share, of which 10,013,055 shares are issued and outstanding on the date of this Agreement, and 10,000,000 shares of serial preferred stock, $.001 par value per share, of which 1 share of Series A Redeemable Preferred Stock is issued and outstanding on the date of this Agreement. ART does not hold any shares of its authorized capital stock in its treasury. All of the issued and outstanding shares of such capital stock are duly and validly issued and outstanding and are fully paid and nonassessable.

          (c) Except with the prior written approval of TELECOM, between the date of this Agreement and the Effective

Time, there will be no change in the Certificate of Incorporation or By-Laws or in the authorized or issued capital stock of ART.

          (d) Except with the prior written approval of TELECOM, between the date of this Agreement and the Effective Time, ART will not (i) issue any additional capital stock or other security, (ii) declare, set aside or pay any dividend or make any other distribution in respect to its capital, (iii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock, or (iv) issue to any person options, warrants or other rights to acquire any securities of ART.

          (e) From the date of this Agreement up to and including the Effective Time, except with the prior written approval of TELECOM, the business of ART will be conducted in the usual, regular and ordinary manner, and ART will not make any material change in its methods of management, distribution, marketing, accounting or operations.

          (f) In the event the Merger is not effective for any reason by May 13, 1997, in addition to its obligations under Section 12 hereof, ART agrees to surrender all of the shares of TELECOM Common Stock held by ART to TELECOM without any additional consideration.

     8. REPRESENTATIONS, WARRANTIES AND COVENANT OF ART, MERGER SUB AND TELECOM. Each of ART, Merger Sub and TELECOM will use its respective best efforts to cause all of the conditions set forth in Sections 9 through 13 that are within its control to be satisfied as soon as practicable after the date hereof.

     9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF MERGER SUB.

          (a) Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority to carry on its business, to own its properties, and to execute and deliver this Agreement and perform its obligations hereunder.

          (b) Between the date of this Agreement and the Effective Time, there will be no change in the Certificate of Incorporation or By-Laws or in the authorized or issued capital stock of Merger Sub.

          (c) Except as otherwise provided herein, between the date of this Agreement and the Effective Time, Merger Sub will not (i) issue any additional capital stock or other security, (ii) declare, set aside or pay any dividend or make any other distribution in respect to its capital, (iii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock, or (iv) issue to any person options, warrants or other rights to acquire any securities of Merger Sub.

          (d) From the date of this Agreement up to and including the Effective Time, except with the prior written approval of TELECOM, Merger Sub will not engage in any business or incur any indebtedness.

     10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TELECOM. TELECOM represents, warrants and agrees as follows:

          (a) TELECOM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority to carry on its business, to own its properties, and to execute and deliver this Agreement and perform its obligations hereunder.

          (b) TELECOM shall not sell or transfer any ART Series A Redeemable Preferred Stock held by TELECOM.

          (c) TELECOM waives any rights to dividends on the ART Series A Redeemable Preferred Stock held by TELECOM.

     11.  CONDITIONS PRECEDENT TO THE OBLIGATION OF TELECOM.     The obligations
of TELECOM under this Agreement and the Certificate of Merger are subject to the fulfillment prior to or on the Effective Time of the following conditions:

          (a) This Agreement and the Merger shall have been approved by the affirmative vote of the holders of all of the shares of ART Common Stock entitled to vote thereon;

          (b) The Merger shall have been approved by the Federal Communication Commission;

          (c) ART shall adopt, file and make effective its Second Amended and Restated Certificate of Incorporation (the "Restated ART Certificate of Incorporation") in the form attached hereto as Annex III; and


          (d) TELECOM shall have received an opinion of its counsel to the effect that the Merger will be a reorganization described in Section 368(a)(1)(B) of the Internal Revenue Code.

     12. CONDITIONS PRECEDENT TO OBLIGATIONS OF ART. The obligations of ART under this Agreement are subject to the fulfillment prior to or on the Effective Time of the following conditions:

          (a) The Restated ART Certificate of Incorporation, this Agreement and the Merger shall have been approved by the affirmative vote of the holders of TELECOM capital stock entitled to vote thereon;

          (b) The Merger shall have been approved by the Federal Communication Commission; and

          (c) ART shall have received an opinion of its counsel to the effect that the Merger will be a reorganization described in Section 368(a)(1)(B) of the Internal Revenue Code.

     13. CONDITIONS PRECEDENT TO OBLIGATIONS OF MERGER SUB. The obligations of Merger Sub under this Agreement are subject to the fulfillment prior to or on the Effective Time of the following conditions:

          (a) This Agreement and the Merger shall have been approved by the affirmative vote of the holders of TELECOM capital stock entitled to vote thereon; and

          (b) The Merger shall have been approved by the Federal Communication Commission.

     14. EFFECT OF FAILURE TO CONSUMMATE MERGER. In the event the Merger is not effective for any reason by May 13, 1997, ART shall surrender all of its shares of TELECOM Common Stock to TELECOM, and TELECOM and ART shall revise the terms of that certain Services Agreement, dated May 8, 1995, to provide that (i) the term thereof will be extended to 40 years, (ii) ART will receive, in the event of any dividends paid by TELECOM to its stockholders, an amount equal to the percentage share (the "Percentage Share") that the ART stockholders would have owned of the combined corporations after giving effect to the Merger (without taking into account any issuances of stock by ART or TELECOM after the date hereof) of such aggregate dividends, (iii) ART will have a right of co-sale, subject to FCC approval, in accordance with its Percentage Share of the aggregate consideration payable to TELECOM and ART in such transaction in the event of any merger or sale of substantial assets by TELECOM and (iv), in the event ART agrees to merge into another entity or to sell substantially all its assets to another entity, TELECOM shall, upon the request of ART, use its best efforts, subject to FCC approval, to merge into such entity or sell substantially all its assets to such entity for aggregate consideration equal to the Percentage Share of the aggregate consideration to be paid for ART and TELECOM in such transaction.

     15. MODIFICATION AND TERMINATION. To the fullest extent permitted under the GCL, TELECOM, Merger Sub and ART, by mutual consent of their respective Boards of Directors, may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing at any time before the Closing. TELECOM, Merger Sub and ART may at any time, by mutual consent of their Boards of Directors, terminate this Agreement.

     16.  MISCELLANEOUS.

          (a) PARTIES IN INTEREST. This Agreement shall only bind and inure to the benefit of the parties and their respective successors and assigns.

          (b) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute only one agreement.

          (d) HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     IN WITNESS WHEREOF, the Board of Directors of each of the parties hereto first having duly adopted and approved the same, this Second Restated and Amended Merger Agreement and Plan of Reorganization has been executed and delivered on the date first above written.

Attest:                                             ADVANCED RADIO TELECOM CORP.
                                                    (formerly Advanced Radio
                                                    Technology, Ltd.)
----------------------
Name:
Title:                                               By:
                                                        ------------------------

                                                     Name:
                                                     Title:


Attest:                                              ADVANCED RADIO TECHNOLOGIES
                                                     CORPORATION


----------------------
Name:                                                 By:
Title:                                                   -----------------------
                                                      Name:
                                                      Title:

Attest:                                               ART MERGER CORPORATION


                                                      By:
----------------------                                   -----------------------
Name:                                                 Name:
Title:                                                Title:

                                                                         ANNEX I
                                           TO SECOND RESTATED AND AMENDED MERGER
                                            AGREEMENT AND PLAN OF REORGANIZATION


                              CERTIFICATE OF MERGER
                                       OF
                             ART MERGER CORPORATION
                                  WITH AND INTO
                          ADVANCED RADIO TELECOM CORP.

     The undersigned corporation, organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law"), DOES HEREBY CERTIFY:

     FIRST: The name and state of incorporation of each of the constituent corporations in the merger are as follows:

          Name                                       State of Incorporation
          ----                                       ----------------------

ADVANCED RADIO TELECOM CORP.
   (formerly known as Advanced
   Radio Technology, Ltd.)                                  Delaware

ART MERGER CORPORATION                                      Delaware

     SECOND: A Second Restated and Amended Merger Agreement and Plan of Reorganization dated October __, 1996 (the "Merger Agreement") has been approved, adopted, certified, executed, and acknowledged by each constituent corporation in accordance with Section 251 of the General Corporation Law of the State of Delaware.

     THIRD:  The name of the surviving corporation shall be ART LICENSING CORP.

     FOURTH: Such amendments or changes to the certificate of incorporation of the surviving corporation as are desired to be effected by the merger are set forth on Exhibit A attached hereto and incorporated herein by reference, which sets forth such certificate of incorporation, as so amended, in its entirety.

     FIFTH: The executed Merger Agreement is on file at the principal place of business of the surviving corporation at 500 - 108th Avenue NE, Bellevue, Washington 98004.

     SIXTH: A copy of the Merger Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed and acknowledged this __ day of October, 1996.

                                        ADVANCED RADIO TELECOM CORP.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


ACKNOWLEDGED:


------------------------------
Name:
Title: